     February 15, 1999


     Dear Fellow Micro-Cap Limited Shareholder,

     Following the poorest quarter for micro-cap stocks since 1974, our fourth quarter was outstanding, up an astounding 41.6%. This quarterly performance trounced each of our benchmarks, more than recovering the loss of the prior quarter. For the quarter, we ranked 3rd of 72 micro-cap funds according to Morningstar. It feels particularly gratifying to have recovered from the "twenty year storm" of the September quarter in just three months. While we slightly underperformed our market benchmark in the prior quarter, we made up for it in spades in the December quarter.

     The table below presents our December quarter, one year, and life-to-date financial results according to the formula required by the SEC.

                                                                    Dec. Qtr.          Life-to-Date
                                                                     10/1/98            6/30/98 to
                                                                   to 12/31/98           12/31/98
                                                                   -----------         ------------
                    Micro-Cap Limited Portfolio                       41.6%                7.6%
                    Lipper Small-Cap Stock Funds*                     19.4%               (6.3)%
                    Russell 2000 (small growth stocks)*               16.3%               (7.1)%
                    CRSP Cap-Based Portfolio 9 Index*                 19.4%               (8.3)%

     *The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 928 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future returns.

     MICRO-CAP LIMITED GRAPH INFORMATION:

     Title: Growth of $10,000 Invested in various Funds and Indexes from
            7/31/97 to 12/31/98

     Shows the growth of $10,000 in the Bridgeway Micro-Cap Limited Portfolio and the CRSP Cap-Based Portfolio 9 Index. As of 12/31/98 the $10,000 had grown to $10,760 in the Bridgeway Micro-Cap Limited Portfolio and $9,167 in the CRSP Cap-Based Portfolio 9 Index.

     Detailed Explanation of Quarterly Performance--The Movers and the Shakers

     Translation:  Our technology stocks carried the day.

     Our December quarter performance was helped tremendously by our increased focus on technology stocks, representing 34.8% of net assets, which is a higher percentage than normal. We also had a sprinkling of dynamic performers in other industries. Eight of the 61 stocks we owned during the quarter gained more than 50%:

             Rank    Description                    Industry                              % Gain
             ----    -----------                    --------                              -------
              1      Alpha Industries               Electronics/Electric                   216.5%
              2      Children's Place Stores Inc.   Retail Stores                          151.3%
              3      Pegasus Systems, Inc.          Services                               109.8%
              4      Neomagic Corp.                 Data Processing-Hardware                92.4%
              5      THQ, Inc.                      Leisure-Amusement                       60.0%
              6      Fuisz Technologies, Ltd.       Drugs-Generic and OTC                   59.4%
              7      EMPI Inc.                      Medical Equipment/Supplies              56.3%
              8      Ansys Inc.                     Data Proc.--Software and Services       51.7%

     After a horrible 1997, Alpha Industries, a manufacturer of integrated circuits, got things back on track in 1998. It took Wall Street a while to figure this out, however, and the stock price caught up with the fundamental company health in the fourth quarter. This company has significant cash flow and almost no debt. I wish it had been repurchasing its own shares at the time we purchased it for our portfolio.

     Pegasus Systems is one of a handful of our companies that caught the Internet wave of recent months. This company enables people to make hotel reservations over the Internet. Pegasus systems has a very strong growth rate and is also considerably profitable.

     Story Stock Follow-up--Of Fish Oil and Web Sites - or - On Again off Again

     You may remember the roller-coaster ride I described last quarter with Zapata, an oil exploration firm, turned fish oil firm, turned (maybe) Internet firm. On the first day of trading, we bought shares under $10; later we sold over a third of our holding at $18, only to watch the stock collapse to below $8 following an announcement that it decided not to enter the Internet business. We bought the company for the fish oil, not Internet acquisitions, but the fish oil business suffered a downturn in the third quarter just as micro-cap stocks were plunging. The company announced in December that it had changed its mind again, and that it would pursue its Internet company acquisition strategy. When the stock price spiked on this news, we sold the remaining two-thirds of our original holdings at almost
     14. I'm glad to be out of this one. It's currently trading under 10 again.

     Top Ten Holdings

     The following list will give you a flavor for the diversity and level of concentration of our Portfolio. We rarely put more than 4% of Portfolio net assets in any one company. Comparing the top five appreciated holdings above with our top ten holdings below, you can see that we occasionally become more concentrated in a position which has doubled or tripled. Due to my commitment to diversification, I have trimmed several of our top ten holdings since the quarter end.

     Our top ten holdings on December 31 were:

           Rank       Description                           Industry                            % Net Assets
           ----       -----------                           --------                            -------------
             1        Pegasus Systems                       Services                                  10.5%
             2        Alpha Industries                      Electronics/Electric                       7.3%
             3        THQ, Inc.                             Leisure-Amusement                          4.3%
             4        Creative Computers                    Retail Stores                              4.1%
             5        Power Integrations                    Electronics/Electric                       3.8%
             6        EMPI Inc.                             Medical equipment/Supplies                 3.2%
             7        DA Consulting Group                   Data Proc.--Software and Services          3.2%
             8        Caere Corp.                           Data Proc.--Software and Services          3.1%
             9        Children's Place Retail Stores        Retail Stores                              3.0%
             10       Media Arts Group                      Housewares                                 3.0%
                                                                                                    ------
                      Total                                                                           45.6%

     Disclaimer

     The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment or tax advice. Any favorable (or unfavorable) description of trends or holdings applies only as of the quarter end, December 31, 1998, unless otherwise stated; security positions can and do change thereafter. Performance trends discussed here are historical and may not be repeated in the future.

     Myth and Fact

     Translation: Recent market performance demonstrates the risk of trying to "time the market." At Bridgeway, we subscribe to the philosophy that time in the market is better than timing the market. (I don't know who first said this; if you know, please write me a card.) By now you are probably familiar with Bridgeway's "buy and hold" philosophy of owning stocks (as an asset class) for the long term and with our disdain for trying to time the market. The following quote (I'll call it "the myth") nearly turned by stomach when I read it in an advertisement for one of the most popular financial Internet sites:

     With the market's recent schizophrenia - swooning one month, soaring the next - it's become more crucial for investors to be able to stay on top of events and use the fluctuations to their advantage.

     Presumably by using this service you could bail out before the market fell, and invest again at the bottom.

     Fact: Most funds experience a high level of redemptions in a market downturn. (Interestingly, we experienced a low redemption rate, despite the roller coaster ride of August through December.) Shareholders who did bail out in October missed some of the best performing weeks at the end of the year. Academic and industry research indicate that this is not an isolated phenomenon. A significant majority of people who time the market end up with inferior returns. Wilshire Associates studied the gap between portfolio returns and shareholder returns from January 1984 through August 1994 and found that investors' returns were 1.1% less than the average 11.0% return of their funds. I believe a significant part of this underperformance is due to investors' fear and reaction to short-term news stories.

     The Year 2000 Computer Problem

     Translation: Some computers and software (especially older versions) will not function properly next year because of problems in reading years beginning with "2000." At Bridgeway, we believe that our systems have very limited exposure and are operationally ready. However, we have taken action to safeguard our operations. In addition, we do not plan to sell portfolio companies as we try to anticipate their readiness for the year 2000.

     As January 1 of 2000 approaches, you will hear more and more stories of the "Y2K" or year 2000 problem. Many companies are spending tremendous amounts to correct software which reads only two digits for date fields ("99" instead of "1999"); this can cause serious problems and software failure. Some shareholders have asked what Bridgeway is doing about it.

     We believe our own computers and software are year 2000 "compliant." There are some advantages in being a smaller and somewhat younger firm. The network of personal computers we rely on use major brand name components that are also compliant. We have no mainframes or older hardware, which are more difficult to convert to year 2000 capability. We have completed testing of our primary software, all of which is compliant, and we will conduct final tests in March. The Securities and Exchange Commission requires regulated investment advisors to have a Y2K plan. An SEC representative conducted an on-site interview in October to assess our readiness. (They don't give you a grade or make any representation about readiness, however.) Bridgeway also has a contingency plan. We had the opportunity in 1998 to (successfully) price our portfolio off-site on an "emergency" basis. We have contacted all of our vendors and brokers concerning their compliance, and I am impressed with the efforts made by these companies. After studying their plans, I am only concerned about one vendor that supplies the closing prices of our securities. However, we have several alternative sources, so I am not worried.

     I believe that the two areas of greatest exposure to the Y2K problem are the phone company and the electric company. Obviously, we are too small to have an impact on their readiness, but we don't feel it would be a catastrophe even if Bridgeway were without these utilities for a couple of weeks. We are considering obtaining a backup source of electricity. Quite frankly, if there are problems at Bridgeway, it is likely that you will have more important and immediate problems in other parts of your life. I don't anticipate major problems in early January 2000, but I am taking the issue very seriously.

     The other side of the equation is the companies we own. Should we anticipate a major market correction? For reasons similar to our disdain of timing the market, we will not try to time the market impact of the Y2K problem. We plan to "ride it out," whether it is large or small. It would be too easy to sell now and miss a great 1999, or sell after prices already reflect the problem.

     Conclusion

     As always, I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions which we review at our weekly staff meeting. We take them very seriously. I hope you are pleased with our quarter and full six-month performance. Please keep your ideas coming.


     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1998



    Industry Company                                Shares        Value
    ----------------                                ------        -----
Common Stock - 96.7%
    Air Transport - 3.0%
             Amtran, Inc. *                          14,300   $   387,888

    Broadcasting - 2.7%
             International Fibercom *                48,000       351,000

    Building - 0.8%
             Hovnanian K. Enterprises *              12,000       103,500

    Data Processing - Hardware - 2.6%
             Neomagic Corp. *                        15,400       340,725

    Data Processing - Software & Services - 17.5%
             ANSYS Incorporated *                    20,200       222,200
             Caere Corp *                            29,000       406,000
             DA Consulting Group *                   19,000       415,625
             Health Management Systems *             19,500       153,563
             Information Advantage
               Software *                            38,500       291,156
             Inso Corp. *                             3,900        97,500
             Merisel Inc *                           34,000        80,750
             Microtouch Systems *                     8,500       111,563
             Object Design Inc. *                     8,000        53,000
             SPSS Inc *                               9,800       184,975
             Summit Design Inc *                     29,500       274,719
                                                              -----------
                                                                2,291,051

    Drugs-Generic and OTC - 2.2%
             Medco Research, Inc. *                  11,300       293,800

    Electronics/Electric - 14.7%
             Alpha Industries *                      26,500       954,000
             Instron Corp.                            2,400        41,400
             Newport Corp. *                         14,100       237,938
             Power Integrations, Inc. *              20,100       503,756
             Titan Corp. *                           35,000       192,500
                                                              -----------
                                                                1,929,594

    Finance - 3.0%
             Pilgrim America Capital Corp *          15,600       390,000

    Food - 1.2%
             Zapata Corp.                            12,600       154,350

    Health Care Facilities - 1.9%
             SunQuest Information *                  17,500       247,188

    Home Furnishings - 3.4%
             Ladd Furniture Inc. *                   12,700       205,581
             Winsloew Furniture, Inc. *               9,000       238,500
                                                              -----------
                                                                  444,081

    Housewares - 3.0%
             Media Arts Group *                      27,800       390,938

    Leisure-Amusement - 4.3%
             THQ, Inc. *                             20,250       567,000

    Machinery - 0.8%
             Armor Holdings Inc. *                    9,500       108,656

    Medical equipment/Supplies - 3.2%
             EMPI Inc. *                             16,800       420,000

    Oil & Gas - 2.8%
           Gulfmark Offshore *                       23,200   $   365,400

    Retail Stores - 9.9%
           Children's Place Retail
             Stores, Inc. *                          15,564       391,046
           Creative Computers, Inc. *                17,000       539,750
           Phar-Mor Inc. *                           12,700        96,838
           Wilsons The Leather Express *             24,500       269,500
                                                              -----------
                                                                1,297,134

    Services - 12.1%
           Innotrac Corp. *                          11,000       199,375
           Pegasus Systems *                         38,300     1,378,800
                                                              -----------
                                                                1,578,175

    Telecommunications - 1.3%
           Comtech Telecommunications
             Corp. *                                    350         3,063
           Corsair Communications *                  33,600       168,000
                                                              -----------
                                                                  171,063

    Textiles - 1.1%
           R.G. Barry Corp. *                        13,500       148,500

    Transportation/Freight - 2.7%
           Aviall, Incorporated *                     5,500        64,625
           Landair Services Inc. *                   15,200       285,000
                                                              -----------
                                                                  349,625

    Trucking - 2.5%
           Arkansas Best Group *                     20,000       116,875
           Landair Corporation *                      6,000        45,000
           USA Truck, Inc. *                         14,000       162,750
                                                              -----------
                                                                  324,625
                                                              -----------

    Total Common Stock (Identified Cost $11,071,672)          $12,654,293

Short-term Investments - 1.0%
    Money Market Funds - 1.0%
           Expedition Money Market Fund             125,085       125,085
                                                              -----------
    Total Short-term Investments
           (Identified Cost $125,085)                         $   125,085
                                                              -----------

Total Investments - 97.6%                                     $12,779,378
           (Cost 11,196,757)

Other Assets and Liabilities, net - 2.4%                          309,669
                                                              -----------

Total Net Assets - 100.0%                                     $13,089,047
                                                              ===========

 * Non-income producing security as no dividends were paid during the period from July 1, 1998 to December 31, 1998.

** The aggregate identified cost on a tax basis is $11,196,757. Gross unrealized appreciation and depreciation were $2,544,525 and $961,904, respectively, or net unrealized appreciation of $1,582,621.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                             As of December 31, 1998


ASSETS:
      Investments at value (cost - $11,196,757)                                           $12,779,378
      Cash                                                                                    327,447
      Receivable for investments sold                                                          97,122
      Receivable for interest                                                                   1,116
      Prepaid expenses                                                                          8,099
      Deferred organization costs                                                               8,977
                                                                                          -----------
            Total assets                                                                   13,222,139
                                                                                          -----------
LIABILITIES:
      Payable for shares redeemed                                                              14,702
      Payable for investments purchased                                                        90,202
      Payable for management fee                                                               10,249
      Accrued expenses                                                                         17,939
                                                                                          -----------
            Total liabilities                                                                 133,092
                                                                                          -----------
      NET ASSETS ( 2,431,348 SHARES OUTSTANDING)                                          $13,089,047
                                                                                          ===========

      Net asset value, offering and redemption price per share ($13,089,047 / 2,431,348)  $      5.38
                                                                                          ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                     $12,284,034
      Net realized loss on investments                                                       (777,608)
      Net unrealized appreciation of investments                                            1,582,621
                                                                                          -----------
      NET ASSETS                                                                          $13,089,047
                                                                                          ===========



               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF OPERATIONS (Unaudited)
                     For six months ended December 31, 1998



INVESTMENT INCOME:
      Dividends                                                                           $     9,034
      Interest                                                                                 23,703
                                                                                          -----------
            Total income                                                                       32,737

EXPENSES:
      Management fees                                                                          46,936
      Accounting fees                                                                          20,450
      Audit fees                                                                                3,555
      Custody                                                                                   5,416
      Amortization of organization costs                                                          673
      Legal                                                                                     1,511
      Insurance                                                                                   464
      Registration fees                                                                         1,556
      Directors' fees                                                                             417
                                                                                          -----------
            Total expenses                                                                     80,978
                                                                                          -----------

NET INVESTMENT LOSS                                                                           (48,241)
                                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                       (777,606)
      Net change in unrealized appreciation                                                 1,582,621
                                                                                          -----------
      Net realized gain and unrealized loss                                                   805,015
                                                                                          -----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                          $   756,774
                                                                                          ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)


                                                      Six months ended    June 22, 1998* to
INCREASE (DECREASE) IN NET ASSETS:                    December 31, 1998     June 30, 1998
OPERATIONS:
      Net investment loss                               $    (48,241)        $          0
      Net realized loss on investments                      (777,606)                   0
      Net change in unrealized appreciation                1,582,621                    0
                                                        ------------         ------------
          Net increase resulting from operations             756,774                    0
                                                        ------------         ------------
      Distributions to shareholders:
          From net investment income                               0                    0
          From realized gains on investments                       0                    0
                                                        ------------         ------------
            Total distributions to shareholders                    0                    0

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                         6,550,810            9,079,575
      Reinvestment of dividends                                    0                    0
      Cost of shares redeemed                             (3,290,142)              (7,970)
                                                        ------------         ------------
          Net increase from Fund share transactions        3,260,668            9,071,605
                                                        ------------         ------------
          Net increase in net assets                       4,017,442            9,071,605
NET ASSETS:
      Beginning of period                                  9,071,605                    0
                                                        ------------         ------------
      End of period                                     $ 13,089,047         $  9,071,605
                                                        ============         ============

Number of Fund shares:
      Sold                                                 1,367,318            1,815,915
      Issued on dividends reinvested                               0                    0
      Redeemed                                              (750,291)              (1,594)
                                                        ------------         ------------
          Net increase                                       617,027            1,814,321
      Outstanding at beginning of period                   1,814,321                    0
                                                        ------------         ------------

      Outstanding at end of period                         2,431,348            1,814,321
                                                        ============         ============


               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                        FINANCIAL HIGHLIGHTS (Unaudited)
                 (for a share outstanding throughout the period)


                                                                         Six months ended
                                                                         December 31, 1998
PER SHARE DATA
      Net asset value, beginning of period                                 $         5.00
                                                                           --------------
      Income (loss) from investment operations:
          Net investment loss                                                       (0.02)
          Net realized and unrealized gain                                           0.40
                                                                           --------------
               Total from investment operations                                      0.38
                                                                           --------------
      Less distributions to shareholders:
          Net investment income                                                      0.00
          Net realized gains                                                         0.00
                                                                           --------------
               Total distributions                                                   0.00
                                                                           --------------
      Net asset value, end of period                                       $         5.38
                                                                           ==============

TOTAL RETURN [1]                                                                      7.6%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                            $   13,089,047
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                                  1.55%
          Expenses before waivers and reimbursements                                 1.55%
          Net investment income (loss) after waivers and reimbursements             (0.93)%

      Portfolio turnover rate [2]                                                    98.3%


[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
 * June 22, 1998 was initial offering, financial highlights are not presented for the period June 22, 1998 to June 30, 1998 because investment activities started July 1, 1998.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)



1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio will close to new investors whenever net assets are above $27.5 million and will close to all new investments when net assets are above $55 million.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued



2.     Significant Accounting Policies, Continued
       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

       Other
       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Micro-Cap Limited Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 1.9%.

       The fee is adjusted quarterly for based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the CRSP Cap-Based Portfolio 9 Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 2.8% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the Accounting fees expense category of the financial statements.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $15,849,366 and $4,000,088 for the six months ended December 31, 1998.



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